UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2017

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 8, 2017, Sterling Construction Company, Inc. (the “Company”) issued a press release and on February 9, 2017, hosted a conference call announcing preliminary financial results for the fourth quarter ended December 31, 2016. The press release and transcript of the conference call are being furnished with this Current Report on Form 8-K as Exhibit 99.1 and 99.2, respectively, and are hereby incorporated herein by reference.

The information provided in this Item 2.02 (including Exhibit 99.1 and 99.2) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
99.1	Press release, dated February 8, 2017. (Furnished herewith)
99.2	Conference call transcript. (Furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.
Date: February 9, 2017	By: /s/ Ronald A. Ballschmiede Ronald A. Ballschmiede Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated February 8, 2017. (Furnished herewith)
99.2	Conference call transcript. (Furnished herewith)